Exhibit 21
                           THERMO ELECTRON CORPORATION
                          Subsidiaries of the Registrant

As of February 28, 1997, the Registrant owned the following subsidiaries:

                                                          STATE OR     PERCENT
                         NAME                         JURISDICTION OF     OF
                                                       INCORPORATION  OWNERSHIP
 ------------------------------------------------------------------------------
 Coleman Research Corporation                         Florida            100
   Coleman Information Services Corporation           Delaware           100
   Coleman Services Incorporated                      Delaware           100
   Traveller Information Services, Inc.               Alabama             75
 Nicolet Biomedical Inc.                              California         100
   Eden Medical Electronics, Inc.                     Delaware           100
   Eden Medizinische Elektronik GmbH                  Germany            100
   Neuroscience Limited                               United Kingdom     100
   Nicolet Biomedical Japan Inc.                      Japan              100
   Nicolet Biomedical Ltd.                            United Kingdom     100
   Nicolet Biomedical S.A.R.L.                        France             100
 Peter Brotherhood Holdings Ltd.                      United Kingdom     100
   Peter Brotherhood Limited                          United Kingdom     100
      D.S.T. Pattern & Engineering Co. Ltd.           United Kingdom     100
      FES International Limited                       United Kingdom     100
      Link Control Technology Ltd.                    United Kingdom     100
      Machtech Ltd.                                   United Kingdom     100
      Peter Brotherhood Pension Fund Trustees Ltd.    United Kingdom     100
      Sensonics Ltd.                                  United Kingdom     100
      Thermo Electron Realty Limited                  United Kingdom     100
      Turboflex Limited                               United Kingdom     100
        T & A Nash (Penn) Limited                     United Kingdom     100
        Torsiflex Limited                             United Kingdom     100
        (50% of which shares are owned directly
         by Peter Brotherhood Limited)
      Vikram Brotherhood Turbines Ltd.                United Kingdom     51*
   Thermo Holdings Limited                            United Kingdom     100
 SensorMedics Corporation                             Delaware           100
   SensorMedics B.V.                                  The Netherlands    100
   SensorMedics Critical Care Corporation             California         100
   SensorMedics (Deutschland) GmbH                    Germany            100
   SensorMedics FSC Corporation                       Virgin Islands     100
 Termo Electron, S.A. de C.V.                         Mexico             100
 The Thermo Electron Companies Inc.                   Wisconsin          100
   Bird Medical Technologies, Inc.                    California         100
      Bird International, Inc.                        U.S. Virgin        100
                                                      Islands
      Bird Products Corporation                       California         100
        Bird Life Design Corporation                  California         100
      Stackhouse, Inc.                                California         100
   Gulf Precision, Inc.                               Arizona            100
      Seeley Enterprises, Inc.                        New Mexico         100
   International Technidyne Corporation               Delaware           100
      International Technidyne Corporation Limited    United Kingdom     100
   Loftus Furnace Company                             Pennsylvania       100
   Medical Data Electronics, Inc.                     Delaware           100
   Met-Therm, Inc.                                    Ohio               100
   NAPCO, Inc.                                        Connecticut        100

                                                                 Page 1PAGE

                           THERMO ELECTRON CORPORATION
                          Subsidiaries of the Registrant

                                                          STATE OR     PERCENT
                         NAME                         JURISDICTION OF     OF
                                                       INCORPORATION  OWNERSHIP
 ------------------------------------------------------------------------------
   North East Surgical Tool Corp.                     Massachusetts      100
   Nicolet Biomedical of California Inc.              California         100
   North Carbondale Minerals, Inc.                    California         100
   Overly, Inc.                                       Wisconsin          100
   Perfection Heat Treating Company                   Michigan           100
   San Marcos Resource Recovery, Inc.                 California         100
   Southern Ocean County Resource Recovery, Inc.      New Jersey         100
   Staten Island Cogeneration Corporation             New York           100
   TE Great Lakes Inc.                                Michigan           100
   TEC Cogeneration Inc.                              Florida            100
      South Florida Cogeneration Associates           Florida            50*
   TEC Energy Corporation                             California         100
      North County Resource Recovery  Associates      California         100*
      (50% of which is owned directly by
       San Marcos Resource Recovery, Inc.)
   Tecomet Inc.                                       Massachusetts      100
   Thermedics Inc.                                    Massachusetts       55
        Orion Foreign Sales Corp.                     U.S. Virgin        100
                                                      Islands
        Orion Research Limited                        United Kingdom     100
        Orion Research Puerto Rico, Inc.              Delaware           100
      Corpak Inc.                                     Massachusetts      100
        Walpak Company                                Illinois           100
      Orion Research, Inc.                            Massachusetts      100
      Russell pH Limited                              Scotland           100
      Thermedics Detection Inc.                       Massachusetts       94
        Rutter & Co.                                  The Netherlands    100
           Rutter Instrumentation S.A.R.L.            France              90
           Systech B.V.                               The Netherlands     50
        ThermedeTec Corporation                       Delaware           100
           Thermedics Detection de Argentina S.A.     Argentina          100
           (1% of which shares are owned
            directly by Thermedics Detection Inc.)
           Thermedics Detection de Mexico, S.A.       Mexico             100
            de C.V.
           Thermedics Detection GmbH                  Germany            100
           Thermedics Detection Limited               United Kingdom     100
           Thermedics Detection Scandinavia AS        Norway             100
      Thermo Sentron Inc.                             Delaware            73
      (additionally, 2.53% of the shares are owned
       directly by The Thermo Electron Companies
       Inc.)
        Ramsey France S.A.R.L.                        France             100
        Ramsey Ingenieros S.A.                        Spain              100
        Ramsey Italia S.R.L.                          Italy              100
           Tecno Europa Elettromeccanica S.R.L.       Italy              100
        Ramsey Technology Inc.                        Massachusetts      100
           Xuzhou Ramsey Technology Co., Limited      China              50*
        Thermo Sentron Australia Pty. Ltd..           Australia          100
        Thermo Sentron B.V.                           The Netherlands    100

                                                                 Page 2PAGE

                           THERMO ELECTRON CORPORATION
                          Subsidiaries of the Registrant

                                                          STATE OR     PERCENT
                         NAME                         JURISDICTION OF     OF
                                                       INCORPORATION  OWNERSHIP
 ------------------------------------------------------------------------------

        Thermo Sentron Canada Inc.                    Canada             100
        Thermo Sentron GmbH                           Germany            100
        Thermo Sentron Limited                        United Kingdom     100
           Hitech Electrocontrols Limited             United Kingdom     100
             Hitech Licenses Ltd.                     United Kingdom     100
             Hitech Metal Detectors Ltd.              United Kingdom     100
        Thermo Sentron SEC Corporation                Massachusetts      100
        Thermo Sentron (South Africa) Pty. Ltd.       South Africa       100
      TMD Securities Corporation                      Massachusetts      100
        Thermo Cardiosystems Inc.                     Massachusetts       54
        (additionally, .13% of the shares are owned
         directly by The Thermo Electron Companies
         Inc.)
           Nimbus Inc.                                Massachusetts      100
           TCA Securities Corporation                 Massachusetts      100
        Thermo Voltek Corp.                           Delaware            52
        (additionally, .53% of the shares are owned
         directly by The Thermo Electron Companies
         Inc.)
           Comtest Europe B.V.                        The Netherlands    100
             Comtest Instrumentation, B.V.            The Netherlands    100
             Comtest Italia S.R.L.                    Italy              100
             Comtest Limited                          United Kingdom     100
           TVL Securities Corporation                 Delaware           100
           UVC Realty Corp.                           New York           100
   Thermo Administrative Services Corporation         Delaware           100
   Thermo Amex Management Company Inc.                Delaware           100
      Thermo Amex Finance, L.P.                       Delaware           99*
        Thermo Amex Convertible Growth Fund           Delaware           99*
         I., L.P.
   Thermo Ecotek Corporation                          Delaware            82
      Caribbean Cogeneration Company, Inc.            Massachusetts      100
      Delano Energy Company Inc.                      Delaware           100

      Delano Operations Company, Inc.                 California         100
      Eco Fuels Inc.                                  Wyoming            100
      EuroEnergy Group, B.V.                          Italy              50*
      Gatepeak Corporation                            Delaware           100
      KFP Operating Company, Inc.                     Delaware           100
      Independent Power Services Corporation          Nevada             100
      SFS Corporation                                 New Hampshire      100
      TCK Fuels Inc.                                  Delaware           100
        KFx Fuel Partners, L.P.                       Delaware           95*
        (2% of which is owned
         directly by Eco Fuels Inc.)
      Tenpeak Corporation                             Nevada             100
      TES Securities Corporation                      Delaware           100
      Thermendota, Inc.                               California         100
        Mendota Biomass Power, Ltd.                   California         60*
           MBPL Agriwaste Corporation                 California         100
      Thermo Ecotek International Holdings Inc.       Cayman Islands     100

                                                                 Page 3PAGE

                           THERMO ELECTRON CORPORATION
                          Subsidiaries of the Registrant

                                                          STATE OR     PERCENT
                         NAME                         JURISDICTION OF     OF
                                                       INCORPORATION  OWNERSHIP
 ------------------------------------------------------------------------------
      Thermo Ecotek International Inc.                Cayman Islands     100
        TCK Cogeneration Dominicana Inc.              Cayman Islands     100
        (1% of which shares are owned directly by
         Thermo Ecotek International Holdings Inc.)
        TCK Dominicana Holdings Inc.                  Cayman Islands     100
        (1% of which shares are owned directly by
         Thermo Ecotek International Holdings Inc.)
        Thermo EuroVentures sro                       Czech Republic     100
      Thermo Electron of Maine, Inc.                  Maine              100
        Gorbell/Thermo Electron Power Company         Maine              80*
      Thermo Electron of New Hampshire, Inc.          New Hampshire      100
        Hemphill Power and Light Company              New Hampshire      66*
      Thermo Electron of Whitefield, Inc.             New Hampshire      100
        Whitefield Power and Light Company            New Hampshire      100*
        (39% of which is owned
         directly by SFS Corporation)
      Thermo Fuels Company, Inc.                      California         100
      Thermo Trilogy Corporation                      Delaware           100
        AgriSense-BCS, Ltd.                           United Kingdom     100
      Woodland Biomass Power, Inc.                    California         100
        Woodland Biomass Power, Ltd.                  California         100*
        (.1% of which is owned directly
         by Thermo Ecotek Corporation)
   Thermo Electron Foundation, Inc.                   Massachusetts      100
   Thermo Electron Metallurgical Services, Inc.       Texas              100
   Thermo Fibertek Inc.                               Delaware            84
      AES Equipos y Sistemas S.A. de C.V.             Mexico             100
      Enviroprint Inc.                                Delaware           100
      Fibertek Construction Company, Inc.             Maine              100
      Thermo AES Canada Inc.                          Canada             100
      Thermo Web Systems, Inc.                        Massachusetts      100
        Fiberprep Inc.                                Delaware            95
        (31.05% of which shares are owned
         directly by E. & M. Lamort, S.A.)
           Fiberprep Securities Corporation           Delaware           100
        Thermo Wisconsin, Inc.                        Wisconsin          100
      Thermo Fibergen Inc.                            Delaware            69
        GranTek Inc.                                  Wisconsin          100
      Thermo Fibertek U.K. Limited                    United Kingdom     100
        Vickerys Holdings Limited                     United Kingdom     100
           Vickerys Limited                           United Kingdom     100
             Paperlines Limited                       New Zealand        100
             Vickerys Projects Limited                United Kingdom     100
             Winterburn Limited                       United Kingdom     100
      TMO Lamort Holdings Inc.                        Delaware           100
        E. & M. Lamort, S.A.                          France             100
           Lamort Equipementos Industrials Ltda.      Brazil             60*
           Lamort GmbH                                Germany            100
           Lamort Iberia S.A.                         Spain              100
           Lamort Italia S.R.L.                       Italy              100

                                                                 Page 4PAGE

                           THERMO ELECTRON CORPORATION
                          Subsidiaries of the Registrant

                                                          STATE OR     PERCENT
                         NAME                         JURISDICTION OF     OF
                                                       INCORPORATION  OWNERSHIP
 ------------------------------------------------------------------------------
           Lamort Paper Services Ltd.                 United Kingdom     100
           Nordiska Lamort Lodding A.B.               Sweden             100
   Thermo Instrument Systems Inc.                     Delaware            82
      Analytical Instrument Development, Inc.         Pennsylvania       100
      Eberline Instrument Company Limited             United Kingdom     100
      Eberline Instrument Corporation                 New Mexico         100
      Epsilon Industrial Inc.                         Texas              100
      Flow Automation (UK) Limited                    United Kingdom     100
      Gas Tech Inc.                                   California         100
        Gas Tech Australia, Pty. Ltd.                 Australia          50*
        Gas Tech Partnership                          California         50*
        Gastech Instruments Canada Ltd.               Canada             100
      Houston Atlas Inc.                              Texas              100
      Metrika Systems Corporation                     Delaware            84
        Eberline Radiometrie S.A.                     France             100
        Gamma-Metrics                                 California         100
           Gamma-Metrics International F.S.C. Inc.    Guam               100
        Thermo Instrument Systems GmbH                Germany            100
           Eberline Instruments GmbH                  Germany            100
        Thermo Instrument Systems Limited             United Kingdom     100
      National Nuclear Corporation                    California         100
      Optek-Nicolet Holdings Inc.                     Wisconsin          100
      Thermo Instrument Controls Limited              United Kingdom     100
        Thermo Optek Corporation                      Delaware            93
        (additionally, .30% of the shares are owned
         directly by The Thermo Electron Companies
         Inc.)
           ARL Applied Research Laboratories S.A.     Switzerland        100
             Fisons Instruments (Proprietary)         South Africa       100
              Limited
             Thermo Optek Wissenschaftliche Gerate    Austria            100
              GesmbH
           ATI Acquisition Corp.                      Wisconsin          100
             Mattson Instruments Limited              United Kingdom     100
             Thermo Elemental Limited                 United Kingdom     100
             Thermo Optek Limited                     United Kingdom     100
                Unicam Limited                        United Kingdom     100
                  Unicam Export Limited               United Kingdom     100
             Unicam Analytical Inc.                   Canada             100
             Unicam Analytical Technology The         The Netherlands    100
              Netherlands B.V.
             Unicam Italia SpA                        Italy              100
             Unicam S.A.                              Belgium            100
           Fisons Instruments Inc.                    Canada             100
           Fisons Instruments Nordic AB               Sweden             100
           Nicolet Instrument Corporation             Wisconsin          100
             Nicolet Japan K.K.                       Japan              100
             Spectra-Tech, Europe Limited             United Kingdom     100
             Spectra-Tech, Inc.                       Wisconsin          100

                                                                 Page 5PAGE

                           THERMO ELECTRON CORPORATION
                          Subsidiaries of the Registrant

                                                          STATE OR     PERCENT
                         NAME                         JURISDICTION OF     OF
                                                       INCORPORATION  OWNERSHIP
 ------------------------------------------------------------------------------
           Nicolet Instrument GmbH                    Germany            100
           Optek Securities Corporation               Massachusetts      100
           Planweld Holding Limited                   United Kingdom     100
             Nicolet Instrument Limited               United Kingdom     100
             Planweld Limited                         United Kingdom     100
                Hilger Analytical Limited             United Kingdom     100
             Thermo Electron Limited                  United Kingdom     100
           Thermo Instrument Systems Japan            Delaware           100
            Holdings, Inc.
             Nippon Jarrell-Ash Company, Ltd.         Japan              100
           Thermo Jarrell Ash Corporation             Massachusetts      100
             Baird Do Brazil Representacoes Ltda.     Brazil             100
             Beijing Baird Analytical Instrument      China              100
              Technology Co. Limited
             Thermo Instrument Systems (F.E.)         China              100
              Limited
             Thermo Instruments (Canada) Inc.         Canada             100
                Eberline Instruments (Canada) Ltd.    Canada             100
           Thermo Optek France S.A.                   France             100
           Thermo Optek Holding B.V.                  The Netherlands    100
             Baird Europe B.V.                        The Netherlands    100
                Baird France S.A.R.L.                 France             100
             Thermo Group B.V.                        The Netherlands    100
           Thermo Vision Corporation                  Delaware           100
             CID Technologies Inc.                    New York           100
             Laser Science, Inc.                      Delaware           100
             Oriel Instruments Corporation            Delaware           100
                Oriel Foreign Sales Corp.             U.S. Virgin        100
                                                      Islands
             Scientific Measurement Systems Inc.      Colorado           100
        ThermoSpectra Corporation                     Delaware            75
        (additionally, .88% of the shares are owned
         directly by The Thermo Electron Companies
         Inc.)
           Diametrix Detectors, Inc.                  Delaware            50
           Gould Instrument Systems, Inc.             Ohio               100
           Kevex Instruments Inc.                     Delaware           100
           Kevex X-Ray Inc.                           Delaware           100
             Nicolet Instrument Technologies Inc.     Wisconsin          100
           NORAN Instruments Inc.                     Wisconsin          100
           Park Acquisition Corp.                     Delaware           100
           ThermoSpectra  B.V.                        The Netherlands    100
             Nicolet Technologies B.V.                The Netherlands    100
                Bakker Electronics Limited            United Kingdom     100
             NORAN Instruments B.V.                   The Netherlands    100
           ThermoSpectra GmbH                         Germany            100
             Gould Nicolet Messtechnik GmbH           Germany            100
                NORAN Instruments GmbH                Germany            100
             ThermoSpectra Limited                    United Kingdom     100
                Nicolet Technologies Ltd.             United Kingdom     100

                                                                Page 6PAGE

                           THERMO ELECTRON CORPORATION
                          Subsidiaries of the Registrant

                                                          STATE OR     PERCENT
                         NAME                         JURISDICTION OF     OF
                                                       INCORPORATION  OWNERSHIP
 ------------------------------------------------------------------------------
             Thermo Spectra S.A.                      France             100
                Nicolet Technologies S.A.R.L.         France             100
      Quest-Finnigan Holdings Inc.                    Virginia           100
      Quest-TSP Holdings Inc.                         Delaware           100
        ThermoQuest Corporation                       Delaware            93
        (50% of which shares are owned
         directly by Quest-Finnigan Holdings Inc.)
        (additionally, .12% of the shares are owned
         directly by The Thermo Electron Companies
         Inc.)
           Finnigan FT/MS Inc.                        Delaware           100
           Finnigan Corporation                       Delaware           100
             Finnigan Instruments, Inc.               New York           100
             Finnigan International Sales, Inc.       California         100
             Finnigan MAT China, Inc.                 California         100
             Finnigan MAT (Delaware), Inc.            Delaware           100
             Finnigan MAT Instruments, Inc.           Nevada             100
             Finnigan MAT International Sales, Inc.   California         100
             Finnigan MAT (Nevada), Inc.              Nevada             100
                Finnigan MAT AG                       Switzerland        100
                Finnigan MAT Canada, Ltd.             Canada             100
                Finnigan MAT GmbH                     Germany            100
                Finnigan MAT S.R.L.                   Italy              100
                  Thermo Separation Products S.R.L.   Italy              100
                Thermo Instruments Australia Pty      Australia          100
                 Limited
                ThermoQuest Ltd.                      United Kingdom     100
                  Finnigan MAT Ltd.                   United Kingdom     100
                     Finnigan MAT AB                  Sweden             100
                  Thermo Separation Products Ltd.     United Kingdom     100
             Finnigan Properties, Inc.                California         100
             Masslab Limited                          United Kingdom     100
           ThermoQuest B.V.                           The Netherlands    100
             Thermo Separation Products B.V.          The Netherlands    100
                Thermo Separation Products B.V. B.A.  Belgium            100
           ThermoQuest France S.A.                    France             100
             Finnigan Automass S.A.                   France             100
             Finnigan MAT S.A.R.L.                    France             100
             Thermo Separation Products S.A.          France             100
           ThermoQuest Italia S.p.A.                  Italy              100
           ThermoQuest Spain S.A.                     Spain              100
           ThermoQuest Wissenschaftliche Gerate GmbH  Austria            100
           Thermo Separation Products AG              Switzerland        100
           Thermo Separation Products Inc.            Delaware           100
           ThermoQuest GmbH                           Germany            100
             Thermo Separation Products GmbH          Germany            100
           ThermoQuest K.K.                           Japan              100
      SID Instruments Inc.                            Delaware           100
        FI Instruments Inc.                           Delaware           100

                                                                Page 7PAGE

                           THERMO ELECTRON CORPORATION
                          Subsidiaries of the Registrant

                                                          STATE OR     PERCENT
                         NAME                         JURISDICTION OF     OF
                                                       INCORPORATION  OWNERSHIP
 ------------------------------------------------------------------------------
        Fisons Instruments BV                         The Netherlands    100
        Fisons Instruments NV                         Belgium            100
        Fisons Instruments K.K.                       Japan              100
        Fisons Instruments S.A.                       France             100
        HB Instruments Inc.                           Delaware           100
        NK Instruments Inc.                           Delaware           100
        Thermo Capillary Electrophoresis Inc.         Delaware           100
        Thermo Haake Ltd.                             United Kingdom     100
        Thermo Haake (U.K.) Limited                   United Kingdom     100
        Thermo Instrument (S.E.A.) Pte Limited        Singapore          100
        Thermo Instrumentos Cientificos S.A.          Spain              100
        Thermo VG Systems Limited                     United Kingdom     100
      Spectrace Instruments Inc.                      California         100
      Thermo BioAnalysis Corporation                  Delaware            67
      (4.7% of which shares are owned directly by
        Quest-TSP Holdings Inc. and 2% of which
        shares are owned directly by
        Quest-Finnigan Holdings Inc.)
        Dynatech Laboratories spol. s.r.o.            Czech Republic     100
        DYNEX Technologies (Asia) Inc.                Delaware           100
        DYNEX Technologies Inc.                       Virginia           100
        Thermo BioAnalysis GmbH                       Germany            100
           Dynatech Deutschland GmbH                  Germany            100
           Thermo LabSystems Vertriebs GmbH           Germany            100
        Thermo BioAnalysis (Guernsey) Ltd.            Channel Islands    100
        Thermo BioAnalysis Holding, Limited           United Kingdom     100
           Dynex Technologies Limited                 United Kingdom     100
           Thermo BioAnalysis Ltd.                    United Kingdom     100
           Thermo FAST UK Limited                     United Kingdom     100
           Thermo LabSystems Limited                  United Kingdom     100
        Thermo BioAnalysis S.A.                       France             100
           Thermo LabSystems S.A.R.L.                 France             100
        Thermo LabSystem (Australia) Pty Limited      Australia          100
        Thermo LabSystems Inc.                         Massachusetts     100
      Thermo Environmental Instruments Inc.           California         100
      Thermo Instrument Controls Inc.                 Delaware           100
        Flow Automation Inc.                          Texas              100
        Thermo Instrument Controls de Mexico,         Mexico             100
         S.A. de C.V.(1% of which shares are
         owned directly by Thermo Instrument
         Systems Inc.)
        VG Gas Analysis Systems Inc.                  Massachusetts      100
      Thermo Instruments do Brasil Ltda.              Brazil             100
      (1% of which shares are owned directly
       by Thermo Jarrell Ash Corporation)
      TN Technologies Inc.                            Texas              100
        Kay-Ray/Sensall, Inc.                          Delaware          100
        TN Technologies Canada Inc.                   Canada             100
      VG Gas Analysis Limited                         United Kingdom     100
      Van Hengel Holding B.V.                         The Netherlands    100

                                                                 Page 8PAGE

                           THERMO ELECTRON CORPORATION
                          Subsidiaries of the Registrant

                                                          STATE OR     PERCENT
                         NAME                         JURISDICTION OF     OF
                                                       INCORPORATION  OWNERSHIP
 ------------------------------------------------------------------------------
        Eberline Monitoring GmbH                      Germany            100
        Fisons Instruments Vertriebs GmbH             Germany            100
           Gebruder Haake GmbH                        Germany            100
        Thermo Instrument Systems B.V.                The Netherlands    100
           Euroglas B.V.                              The Netherlands    100
           Thermo Automation Services  (ThAS) B.V.    The Netherlands    100
           This Analytical B.V.                       The Netherlands    100
           This Gas Analysis B.V.                     The Netherlands    100
           This Lab Systems B.V.                      The Netherlands    100
           This Scientific B.V.                       The Netherlands    100
        Thermo Instruments GmbH                       Germany            100
        Thermo Jarrell Ash, S.A.                      Spain              100
        TN Spectrace Europe B.V.                      The Netherlands    100
      Westronics Inc.                                 Texas              100
   Thermo Leasing Corporation                         Delaware           100
      Thermo Capital Company LLC                      Delaware           50*
   Thermo Power Corporation                           Massachusetts       65
      NuTemp, Inc.                                    Illinois           100
      Takepine Limited                                United Kingdom     100
      Tecogen Securities Corporation                  Massachusetts      100
      ThermoLyte Corporation                          Delaware            78
   Thermo TerraTech Inc.                              Delaware            81
      CarlanKillam Consulting Group, Inc.             Florida            100
        Carlan Consulting Group of Alabama, Inc.      Alabama            100
        CarlanKillam Construction Services, Inc.      Florida            100
      Holcroft (Canada) Limited                       Canada             100
      Holcroft Corporation                            Delaware           100
        Holcroft GmbH                                 Germany            100
      Metallurgical, Inc.                             Minnesota          100
        Cal-Doran Metallurgical Services, Inc.        California         100
      Metal Treating Inc.                             Wisconsin          100
      Normandeau Associates, Inc.                     New Hampshire      100
      Thermo Analytical Inc.                          Delaware           100
        Skinner & Sherman, Inc.                       Massachusetts      100
      Thermo Consulting & Design Inc.                 Delaware           100
        Engineering Technology and Knowledge          Delaware           100
         Corporation
           Elson T. Killam Associates, Inc.           New Jersey         100
             Bettigole Andrews Clark & Killam         New York           100
              Associates Inc.
                N. H. Bettigole Co., Inc.             Delaware           100
                N. H. Bettigole, P.A.                 New Jersey         100
                N. H. Bettigole, P.C.                 New York           100
             Duncan, Lagnese and Associates,          Pennsylvania       100
              Incorporated
             E3-Killam, Inc.                          New York           100
             Killam Associates, Inc.                  Ohio               100
             Killam Management and Operational        New Jersey         100
              Services, Inc.
                                                                Page 9PAGE

                           THERMO ELECTRON CORPORATION
                          Subsidiaries of the Registrant

                                                          STATE OR     PERCENT
                         NAME                         JURISDICTION OF     OF
                                                       INCORPORATION  OWNERSHIP
 ------------------------------------------------------------------------------
        Fellows, Read & Associates, Inc.              New Jersey         100
        Killam Associates, New England Inc.           Delaware           100
           George A. Schock & Associates, Inc.        New Jersey         100
           Jennison Engineering, Inc.                 Vermont            100
      Thermo EuroTech N.V.                            The Netherlands     53
        Amerika Tankinstallaties B.V.                 The Netherlands    100
        Grond- & Watersaneringstechniek               The Netherlands    100
         Nederland B.V.
        High-Tech Trouble-Shooters B.V.               The Netherlands    100
        Jac. Amerika en Zonen B.V.                    The Netherlands    100
        Refining & Trading Holland B.V.               The Netherlands    100
      Thermo Remediation Inc.                         Delaware            69
      (additionally, 1.45% of the shares are owned
       directly by The Thermo Electron Companies
       Inc.)
        Eberline Holdings Inc.                        Delaware           100
           Eberline Analytical Corporation            New Mexico         100
             Thermo Hanford Inc.                      Delaware           100
             TMA/NORCAL Inc.                          California         100
        IEM Sealand Corporation                       Virginia           100
        Remediation Technologies, Inc.                Delaware           100
           RETEC Thermal, Inc.                        Delaware           100
             ReTec/Tetra L.C.                         Texas              50*
        Thermo Fluids Inc.                            Delaware           100
        TPS Technologies Inc.                         Florida            100
           TPST Soil Recyclers of California Inc.     California         100
             California Hydrocarbon, Inc.             Nevada             100
           TPST Soil Recyclers of Maryland Inc.       Maryland           100
             Todds Lane Limited Partnership           Maryland           100*
             (1% of which is owned directly
              by TPS Technologies Inc.)
           TPST Soil Recyclers of New York Inc.       New York           100
           TPST Soil Recyclers of Oregon Inc.         Oregon             100
           TPST Soil Recyclers of South Carolina      Delaware           100
            Inc.
           TPST Soil Recyclers of Virginia Inc.       Delaware           100
           TPST Soil Recyclers of Washington Inc.     Washington         100
      TMA/Hanford, Inc.                               Washington         100
   Thermo Securities Corporation                      Delaware           100
   Thermo Soil Recyclers Inc.                         Massachusetts      100
   Thermo Technology Ventures Inc.                    Idaho              100
      Plasma Quench Investment Limited Partnership    Delaware           60*
   ThermoTrex Corporation                             Delaware            51
      ThermoLase Corporation                          Delaware            64
        CBI Laboratories, Inc.                        Texas              100
        ThermoDess S.A.S.                             France             50*
        ThermoLase France L.L.C.                      Delaware           50*
        ThermoLase Japan L.L.C.                       Wyoming            50*
      ThermoTrex East Inc.                            Massachusetts      100
      Trex Medical Corporation                        Delaware            79

                                                                 Page 10PAGE

                           THERMO ELECTRON CORPORATION
                          Subsidiaries of the Registrant

                                                          STATE OR     PERCENT
                         NAME                         JURISDICTION OF     OF
                                                       INCORPORATION  OWNERSHIP
 ------------------------------------------------------------------------------
        Bennett X-Ray Corporation                     New York           100
           Bennett International Corporation          U.S. Virgin        100
                                                      Islands
           Eagle X-Ray, Inc.                          New York           100
           Island X-Ray Incorporated                  New York           100
        Continental X-Ray Corporation                  Delaware          100
        Thermo Lorad F.S.C. Inc.                      U.S. Virgin        100
                                                      Islands
      Trex Communications Corporation                 Delaware           100
        XRE Corporation                               Delaware           100
   TMO, Inc.                                          Massachusetts      100
   TMOI Inc.                                          Delaware           100
 Thermo Biomedical Inc.                               Delaware           100
 Thermo Electron Export Inc.                          Barbados           100
 (equally owned among TMO, TMD, TCA, TCK, TFT,
  THI, THP, TTT, TVL, TLZ, THS, TBA, TOC, TMQ
  and TXM )
 Thermo Electron (London) Ltd.                        United Kingdom     50*
 Thermo Finance (UK) Limited                          United Kingdom     100


* Joint Venture/Partnership